SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ASHLIN DEVELOPMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

ASHLIN DEVELOPMENT CORPORATION

4400 North Federal Highway, Suite 210

Boca Raton, Florida 33431-5187

(561) 391-6196

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 19, 2005

Notice is hereby given that the Annual Meeting of Shareholders of ASHLIN DEVELOPMENT CORPORATION, a Florida corporation (the "Company"), will be held at 9:00 A.M., Eastern Standard Time on Tuesday, July 19, 2005, at The Palm Beach Hilton, 150 Australian Avenue, West Palm Beach, Florida 33406 for the following purposes:

1.  To elect three (3) directors to serve until the next annual meeting or until their successors are duly elected and qualified;

2.  To authorize the increase of the Company’s shares outstanding to 150,000,000 shares of common stock and create 10,000,000 shares of blank check preferred stock; and

3.  To transact such other business as may properly be brought before the shareholders at the meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on June 6, 2005 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Annual Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Annual Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

JAMES A. BROWN,
CHIEF EXECUTIVE OFFICER

Boca Raton, Florida

May 27, 2005

ASHLIN DEVELOPMENT CORPORATION

4400 North Federal Highway, Suite 210

Boca Raton, Florida 33431-5187

(561) 391-6196

PROXY STATEMENT

MAY 27, 2005

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 19, 2005

GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Ashlin Development Corporation, a Florida corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 A.M. Eastern Standard Time on Tuesday, July 19, 2005, at The Palm Beach Hilton located at 150 Australian Avenue, West Palm Beach, Florida 33406 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about June 6, 2005. The Company's principal executive office is located at 4400 North Federal Highway, Suite 210, Boca Raton, Florida 33431-5187.

You may revoke the proxy at any time prior to its use by delivering a written notice to the Secretary of the Company, by executing a later-dated proxy or by attending the meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the meeting in accordance with the specifications made by you thereon, or, in the absence of such specifications for, the election of directors nominated herein for one year.

Holders of record of shares of common stock, par value $0.001 per share, ("Common Stock") of the Company at the close of business on June 6, 2005, will be entitled to one vote per share. The Common Stock will be voted together as one class. On May 24, 2005, there are 4,552,813 outstanding shares of Common Stock of the Company. Other than the Common Stock, there are no other outstanding voting securities.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the 4,552,813 shares of our common stock as of May 24, 2005 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock, (ii) each of our directors and executive officers, and (iii) all directors and officers as a group.

Title of Class	Name and Address (1) Of Beneficial Owner	Position	Number of Shares		Percent of Class(2)

Common	James A. Brown	Chief Executive Officer, Secretary and Chairman of the Board of Directors	720,000		15.6%

Common	Steven Pomerantz	Director	401,829	(3)	8.7%

Common	Theodore Alflen	Director	105,000	(3)	2.3%

Common	Christopher Tisi	5% Holder	416,788		9.0%

Common	All directors and officers as a group		1,226,829		26.6%

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(1)  The address of our executive officers and directors is the same as our address: 4400 Federal Highway, Suite 210 Boca Raton, Florida 33431.

(2)  Based on 4,607,813 outstanding shares consisting of the following: (i) 4,552,813 outstanding shares as of May 24, 2005, and, (ii) with respect to each holder of options exercisable, or notes convertible, within 60 days of May 24, 2005, the shares issuable under such instruments consisting of 50,000 shares to Mr. Pomerantz and 5,000 shares to Mr. Alflen.

(3)  Share ownership of the following persons includes shares subject to immediately exercisable options or options exercisable within 60 days of May 24, 2005, as follows: for Mr. Pomerantz - 50,000 shares, and for Mr. Alflen - 5,000 shares. Other than the options described in the previous sentence, all of our options terminated on January 28, 2005, the effective date of our Plan of Reorganization.

PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth three proposals. The current Board of Directors controls the voting of approximately 1,226,829 shares of Common Stock or 26.9% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of each proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Annual Meeting, we will elect our new Board of Directors which will consist of our three current directors to hold office until the next annual meeting of our shareholders or until their respective successors are elected and qualified. It is intended that the proxies will be voted for the nominees set forth herein. The Board has unanimously approved the following three nominees, all of whom are members of the current Board: James A. Brown, Steven Pomerantz and Theodore Alflen as our directors.

If any nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Company may designate.

The following sets forth certain information regarding each nominee for election as director of the Company:

JAMES A. BROWN has been our Chief Executive Officer and Secretary since September 2004, Chairman of the Board since May 2003, and Chairman of the Audit Committee since August 2003. Mr. Brown was the Chief Operating Officer of Private Investor Reserves Corp., a financial services firm, from May 2000 through 2004. From December 1998 to April 2000, Mr. Brown was the co-founder and Chief Executive Officer of A.S. Partners.com, Inc., an internet application service provider.

STEVEN POMERANTZ has been our director since 1994. He has been the President of TDR Safety Products, a touch free, self-serve car wash, since 2002. From November 2000 to December 2001, Mr. Pomerantz was the Chairman of our Board and Treasurer, and he was our Chief Executive Officer from March 1998 until December 2001. He was our President from March 1998 until November 2000. From 1995 to March 1998, Mr. Pomerantz was our Vice President of Finance and Chief Operating Officer.

TED ALFLEN has been our director since October 2000. In March 1991, Mr. Alflen founded TCCD International Inc. and served as President from 1991 to present. TCCD manufactures and markets crystal deodorants. TCCD recently acquired Real Natural Products and the Moistic brand of all natural lip balms. Mr. Alflen has been in sales and marketing for over 29 years.

PROPOSAL TWO

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CREATE BLANK CHECK PREFERRED STOCK

The Company’s articles of incorporation authorizes the maximum number of shares outstanding at any time shall be 30,000,000 shares of common stock, par value $0.001. The Company desires to increase the maximum number of shares outstanding at any time to 150,000,000 shares of common stock, par value $0.001. In addition, the Company intends to create 10,000,000 shares of blank check preferred stock.

The general purpose and effect of the amendment to the Company’s Articles of Incorporation is to increase the maximum authorized shares of the Company’s common stock and create the blank check preferred stock. The Board of Directors believes that it is prudent to have the increase of the maximum authorized shares of the Company’s common stock and creation of the blank check preferred stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interests of the Company and the Stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

ASHLIN DEVELOPMENT CORPORATION

Annual Meeting of Shareholders

July 19, 2005

9:00 A.M. E.S.T.

You May Vote by Mail

(see instructions on reverse side)

YOUR VOTE IS IMPORTANT

PROXY

ASHLIN DEVELOPMENT CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors.

James A. Brown and Steven Pomerantz with the power of substitution, are hereby authorized to represent the undersigned at the Annual Meeting of Shareholders of Ashlin Development Corporation to be held at The Palm Beach Hilton, 150 Australian Avenue, West Palm Beach, Florida 33406, on Tuesday, July 19, 2005, at 9:00 a.m., Eastern Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[SEE REVERSE]

☒ Please mark votes as in this sample.

PROPOSAL ONE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" THESE MATTERS.

FOR ☐     AGAINST ☐

1. To re-elect the following directors of the Company:

☐     ☐          (a) James A. Brown

☐     ☐          (b) Steven Pomerantz

☐     ☐          (c) Theodore Alflen

PROPOSAL TWO:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN ITS AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000 AND THE CREATION OF 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" THESE MATTERS.

2. To increase the Company’s authorized shares of common stock to 150,000,000 shares and create 10,000,000 shares of Blank Check Preferred Stock.

FOR ☐     AGAINST ☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:	Date:

Signature:	Date: